united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22756

Advisors Preferred Trust

(Exact name of registrant as specified in charter)

1445 Research Blvd, Suite 530, Rockville, MD 20850

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2734

Date of fiscal year end: 12/31

Date of reporting period: 12/31/23

Item 1. Reports to Stockholders.

OnTrack Core Fund

Annual Report

December 31, 2023

Investor Class Shares (OTRFX)

Advisor Class Shares (OTRGX)

1-855-747-9555

www.advisorspreferred.com

Distributed by Ceros Financial Services, Inc.

February 16, 2024
Dear Shareholders,

This Annual Report for the OnTrack Core Fund (“Fund”) reviews the period from January 1 to December 31, 2023. Price Capital Management, Inc. serves as the Sub-advisor to the Fund. During the period, the Investor Class Shares of the Fund returned 5.37%, while the Advisor Class Shares of the Fund returned 5.19%. The Bloomberg U.S. 1-3-month Treasury Bill Index returned 5.14%, and the S&P 500 Total Return Index returned 26.29% for the period. The Bloomberg U.S. Aggregate Bond Index returned 5.53%.

The Fund uses a flexible investment approach that emphasizes capital preservation, but allows the portfolio managers to adopt a less conservative posture and to increase emphasis on capital appreciation when they believe the additional risk is warranted by favorable market conditions. For much of the year, the Fund was conservatively positioned to limit risk and drawdown.

In January equities trended up as the Federal Reserve raised interest rates 0.25%. The Sub-advisor invested the Fund primarily in up-trending low volatility funds with the intent to keep risk and volatility at or below that of the major stock market indices. The Fund remained defensively positioned through the end of the first half of the year while the Sub-advisor waited for tradable trends to develop. By July, the gross domestic product (GDP) was rising, albeit slowly, at an annualized rate of 2.4%, making a recession less likely in 2023. One of the Fed’s favorite measures of inflation, the Personal Consumption Index (PCE) came in lower than expected reflecting easing inflationary pressures. The Sub-advisor fully invested the Fund in economically sensitive bond and income mutual funds and ETF’s but sold holdings over the next several weeks as they reached stops in keeping with the Fund’s risk management approach to investing.

In October 2023, market conditions changed. Treasury yields began to drop, and the Federal Reserve subsequently signaled the possibility of up to three rate cuts in 2024. The stock market surged in November. Falling bond yields reflected diminished inflationary pressures and spurred markets higher. Economic conditions were favorable for another bull market run. The Sub-advisor positioned the Fund to be fully invested in both stock indexes and low-volatility bond and income funds. At the end of the year, the Fund was more aggressively positioned than it had been over the past two years primarily in bond and income funds and preferred stock funds. It also employed leverage which it achieved through the use of futures and swaps. The Fund was positioned to take advantage of current market trends, but its risk management approach to investing may make the OnTrack Core Fund well-suited for investors and advisors who emphasize wealth preservation

If at any time you would like further information about the OnTrack Core Fund, please visit our website at www.ontrackcore.com.

Price Capital Management, Inc.	Advisors Preferred, LLC

Sub-advisor to the OnTrack Core Fund	Advisor to the OnTrack Core Fund
1

OnTrack Core Fund
Portfolio Review (Unaudited)
December 31, 2023

The Fund’s performance figures* for the periods ended December 31, 2023, as compared to its benchmarks:

	Annualized
	One Year	Five Year	Ten Year
OnTrack Core Fund - Investor Class	5.37%	7.30%	4.36%
OnTrack Core Fund - Advisor Class	5.19%	7.11%	4.16%
Bloomberg 1-3 Month T-Bill Index **	5.14%	1.87%	1.23%
Bloomberg U.S. Aggregate Bond Index ***	5.53%	1.10%	1.81%
S&P 500 Total Return Index ****	26.29%	15.69%	12.03%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total gross operating expenses including underlying funds as stated in the fee table of the Fund’s prospectus dated May 1, 2023 is 3.05% for the Investor Class and 3.23% for the Advisor Class. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain these as well as other information about the Fund and should be read carefully before investing. A prospectus or summary prospectus and current performance may be obtained by calling 1-855-747-9555.

**	The Bloomberg 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.

***	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities with at least one year until maturity. Investors cannot invest directly in an index. It is also known as U.S. Aggregate Bond Index.

****	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings *	% of Net Assets
Open-End Funds	91.4%
Exchange Traded Fund	1.3%
Money Market Funds	1.6%
Other Assets in Excess of Liabilities	5.7%
100.0%

*	The Top Holdings detailed does not include derivative exposure.

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

2

ONTRACK CORE FUND
SCHEDULE OF INVESTMENTS
December 31, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUND — 1.3%
	FIXED INCOME - 1.3%
50,000	First Trust Preferred Securities and Income ETF	$843,000

	TOTAL EXCHANGE-TRADED FUND (Cost $813,600)	843,000

	OPEN END FUNDS — 91.4%
	FIXED INCOME - 91.4%
920,598	American Beacon SiM High Yield Opportunities Fund, Class Y	8,303,797
1,764,978	BlackRock High Yield Bond Portfolio, Institutional Class	12,443,096
355,450	BlackRock High Yield Municipal Fund, Institutional Class	3,174,171
1,121,620	BNY Mellon Floating Rate Income Fund, Class I	12,393,903
709,779	Braddock Multi-Strategy Income Fund, Institutional Class	4,563,880
306,748	Cohen & Steers Preferred Securities and Income, Class I	3,613,497
234,742	DoubleLine Emerging Markets Fixed Income Fund, Class I	2,049,296
267,201	Nuveen Preferred Securities Fund, Class I	4,016,032
529,101	PIMCO Emerging Markets Local Currency and Bond, Institutional Class	3,185,185
934,579	Principal Spectrum Preferred and Capital Securities Income Fund, Institutional Class	8,242,991
		61,985,848

	TOTAL OPEN-END FUNDS (Cost $60,302,982)	61,985,848

	SHORT-TERM INVESTMENTS — 1.6%

	MONEY MARKET FUNDS - 1.6%
553,294	Fidelity Money Market Government Portfolio Class I, 5.24%(a)	553,294
553,293	First American Government Obligations Fund, Class Z, 5.24%(a)	553,293
	TOTAL MONEY MARKET FUNDS (Cost $1,106,587)	1,106,587

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,106,587)	1,106,587

	TOTAL INVESTMENTS - 94.3% (Cost $62,223,169)	$63,935,435
	OTHER ASSETS IN EXCESS OF LIABILITIES- 5.7%	3,873,626
	NET ASSETS - 100.0%	$67,809,061

The accompanying notes are an integral part of these financial statements.

3

ONTRACK CORE FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount	Unrealized Appreciation
45	CBOT US Treasure Bond Futures	03/19/2024	$5,622,188	$322,097
11	CME E-Mini NASDAQ 100 Index Futures	03/15/2024	3,745,170	156,574
39	CME E-Mini Russell 2000 Index Futures	03/15/2024	3,993,015	283,432
12	CME E-Mini Standard & Poor’s MidCap 400 Index Futures	03/15/2024	3,371,400	26,100
	TOTAL FUTURES CONTRACTS			$788,203

ETF	- Exchange-Traded Fund

(a)	Rate disclosed is the seven-day effective yield as of December 31, 2023.

TOTAL RETURN SWAPS

Number of		Notional Amount at		Termination		Unrealized
Shares	Reference Entity	December 31, 2023	Interest Rate Payable (1)	Date	Counterparty	Appreciation
Long Position:
7,500	iShares Expanded Tech-Softw are Sector ETF	$3,042,300	O/N USD SOFR plus 35 bp	1/3/2025	BRC	$96,348
50,000	iShares National Muni Bond ETF	5,420,500	O/N USD SOFR plus 35 bp	1/3/2025	BRC	59,635
30,000	iShares US Home Construction ETF	3,051,900	O/N USD SOFR plus 35 bp	1/16/2025	BRC	11,437
					Total:	$167,420

BRC - Barclays Capital

O/N - Overnight, Daily Fixings

SOFR - Secured Overnight Financing Rate

(1)	Interest rate is based upon predetermined notional amounts, which may be a multiple of the number of shares plus a specified spread.

The accompanying notes are an integral part of these financial statements.

4

OnTrack Core Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

ASSETS
Investment securities:
At cost	$62,223,169
At value	$63,935,435
Segregated cash - collateral for swaps	2,150,000
Unrealized appreciation on futures contracts	788,203
Receivable for Fund shares sold	729,950
Dividends and interest receivable	181,386
Unrealized appreciation on swaps	167,420
Deposits with brokers for futures contracts	29,121
Prepaid expenses and other assets	16,039
TOTAL ASSETS	67,997,554

LIABILITIES
Investment advisory fees payable	183,363
Shareholder services fees payable - Investor Class	3,612
Distribution (12b-1) fees payable - Advisor Class	1,518
TOTAL LIABILITIES	188,493
NET ASSETS	$67,809,061

Composition of Net Assets:
Paid in capital	$75,963,383
Accumulated deficit	(8,154,322)
NET ASSETS	$67,809,061

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$60,426,848
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,101,299
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$54.87
Advisor Class Shares:
Net Assets	$7,382,213
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	130,590
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$56.53

The accompanying notes are an integral part of these financial statements.

5

OnTrack Core Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2023

INVESTMENT INCOME
Dividends	$3,840,508
Interest	794,245
TOTAL INVESTMENT INCOME	4,634,753

EXPENSES
Investment advisory fees	2,001,009
Shareholder services fees - Investor Class	49,853
Distribution (12b-1) fees - Advisor Class	22,055
Other expenses	18,289
TOTAL EXPENSES	2,091,206

NET INVESTMENT INCOME	2,543,547

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	(2,150,258)
Futures	165,886
Net Realized Loss on Investments and Futures	(1,984,372)

Net change in unrealized appreciation (depreciation) on:
Investments	2,204,682
Futures	788,203
Swaps	167,420
Net Change in Unrealized Appreciation on Investments	3,160,305

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,175,933

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,719,480

The accompanying notes are an integral part of these financial statements.

6

OnTrack Core Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,543,547	$(316,009)
Net realized loss on investments, futures and swaps	(1,984,372)	(2,237,223)
Distributions from underlying investment companies	—	95
Net change in unrealized appreciation (depreciation) on investments	3,160,305	(4,925,146)
Net increase (decrease) in net assets resulting from operations	3,719,480	(7,478,283)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(91,467)	(1,492,366)
Total distributions to shareholders	(91,467)	(1,492,366)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Investor Class	8,296,839	18,689,767
Advisor Class	558,895	2,393,504
Reinvestment of dividends and distributions:
Investor Class	39,801	468,094
Cost of shares redeemed:
Investor Class	(60,331,091)	(22,462,578)
Advisor Class	(4,463,228)	(6,163,866)
Net decrease from shares of beneficial interest transactions	(55,898,784)	(7,075,079)

NET DECREASE IN NET ASSETS	(52,270,771)	(16,045,728)

NET ASSETS
Beginning of Year	120,079,832	136,125,560
End of Year	$67,809,061	$120,079,832

SHARE ACTIVITY
Investor Class:
Shares Sold	158,280	349,041
Shares Reinvested	754	8,872
Shares Redeemed	(1,149,583)	(414,026)
Net decrease in shares of beneficial interest outstanding	(990,549)	(56,113)

Advisor Class:
Shares Sold	10,241	43,818
Shares Redeemed	(84,214)	(111,712)
Net decrease in shares of beneficial interest outstanding	(73,973)	(67,894)

The accompanying notes are an integral part of these financial statements.

7

OnTrack Core Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Investor Class
	For the Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$52.15	$56.12	$57.84	$45.89	$43.54
Activity from investment operations:
Net investment income (loss) (a)	1.66	(0.13)	0.44	1.55	0.67
Net realized and unrealized gain (loss) on investments	1.14	(3.11)	1.83	11.76	2.31
Total from investment operations	2.80	(3.24)	2.27	13.31	2.98
Less distributions from:
Net investment income	(0.08)	(0.73)	(3.99)	(1.36)	(0.63)
Total distributions	(0.08)	(0.73)	(3.99)	(1.36)	(0.63)
Net asset value, end of year	$54.87	$52.15	$56.12	$57.84	$45.89
Total return (b)	5.37%	(5.80)%	3.94%	29.03%	6.86%
Net assets, at end of year (000s)	$60,427	$109,086	$120,552	$79,367	$23,628
Ratio of net expenses to average net assets (c)	2.59%	2.58%	2.58%	2.54%	2.53%
Ratio of net investment income (loss) to average net assets (c,d)	3.21%	(0.23)%	0.73%	2.90%	1.47%
Portfolio Turnover Rate	575%	727%	140%	213%	249%

(a)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total return assumes reinvestment of all distributions.

(c)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

8

OnTrack Core Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Advisor Class
	For the Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$53.74	$57.16	$58.38	$46.33	$43.90
Activity from investment operations:
Net investment income (loss) (a)	1.56	(0.26)	0.24	1.55	0.55
Net realized and unrealized gain (loss) on investments	1.23	(3.16)	1.95	11.78	2.38
Total from investment operations	2.79	(3.42)	2.19	13.33	2.93
Less distributions from:
Net investment income	—	—	(3.41)	(1.28)	(0.50)
Total distributions	—	—	(3.41)	(1.28)	(0.50)
Net asset value, end of year	$56.53	$53.74	$57.16	$58.38	$46.33
Total return (b)	5.19%	(5.98)%	3.76%	28.78%	6.67%
Net assets, at end of year (000s)	$7,382	$10,994	$15,574	$10,016	$862
Ratio of net expenses to average net assets (c)	2.78%	2.76%	2.76%	2.76%	2.75%
Ratio of net investment income (loss) to average net assets (c,d)	2.92%	(0.47)%	0.40%	2.79%	1.23%
Portfolio Turnover Rate	575%	727%	140%	213%	249%

(a)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total return assumes reinvestment of all distributions.

(c)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

9

OnTrack Core Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2023

1.	ORGANIZATION

OnTrack Core Fund (the “Fund”) is a diversified series of shares of Advisors Preferred Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 15, 2012 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks total returns while keeping the Fund’s volatility and downside risk below that of major equity market indices. The Fund commenced operations on January 15, 2013. The Fund is a “fund of funds”, in that the Fund will generally invest in other investment companies.

The Fund currently offers two classes of shares: Investor Class and Advisor Class. Investor Class shares commenced operations on January 15, 2013 and Advisor Class shares commenced operations on June 21, 2013. Investor Class and Advisor Class shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific shareholder servicing and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946, Financial Services – Investment Companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Swaps are valued based upon prices from third party vendor models or quotations from market makers to the extent available. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

10

OnTrack Core Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Investment Companies – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair market values by the methods established by the board of directors/trustees of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the

11

OnTrack Core Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2023 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Fund	$843,000	$—	$—	$843,000
Open-End Funds	$61,985,848	$—	$—	$61,985,848
Short-Term Investments	1,106,587	—	—	1,106,587
Total Investments	$63,935,435	$—	$—	$63,935,435

Derivatives:
Futures Contracts	788,203	—	—	788,203
Swaps	—	167,420	—	167,420
Total Assets	$64,723,638	$167,420	$—	$64,891,058

*	Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any Level 3 securities as of fiscal year end.

Security Transactions and Investment Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. Dollars.

Foreign Currency Translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends and

12

OnTrack Core Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

distributions to shareholders are recorded on the ex-date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2020 to December 31, 2022, or expected to be taken in the Fund’s December 31, 2023, year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2023, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $369,034,442 and $344,848,633, respectively.

4.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS

Impact of Derivatives on the Statement of Operations

The Fund’s policy is to recognize a gross asset (liability) equal to the unrealized appreciation (depreciation) on futures contracts and swaps contracts. During the year ended December 31, 2023 the Fund was subject to a master netting arrangement for the swap and futures contracts. The following table shows additional information regarding the offsetting of assets and liabilities at December 31, 2023.

13

OnTrack Core Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

Assets:
				Gross Amounts Not Offset in the
				Statements of Assets &
				Liabilities
			Net Amounts of
		Gross Amounts	Liabilities
		Offset in the	Presented in the		Cash
	Gross Amounts of	Statements of	Statements of	Financial	Collateral
Description	Recognized Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged	Net Amount
Futures Contracts	$788,203	$—	$788,203	$—	$—	$788,203
Swaps Contracts - OTC	167,420	—	167,420	—	—	167,420
Total	$955,623	$—	$955,623	$—	$—	$955,623

The Fund uses derivative instruments as part of its principal investment strategy to achieve its investment objective. For additional discussion on the risks associated with the derivative instruments, see Note 5.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of December 31, 2023:

Derivative Investment Type	Location on the Statement of Assets and Liabilities
Futures Contracts	Unrealized appreciation on futures contracts
Swaps	Unrealized appreciation on swaps

The following table sets forth the fair value of the Fund’s derivative contracts as of December 31, 2023:

Asset (Liability) Derivatives Investment Value
			Total as of
Derivative Investment Type	Equity Risk	Interest Rate Risk	December 31, 2023
Futures Contracts *	$466,106	$322,097	$788,203
Swaps	107,785	59,635	167,420
Total	$573,891	$381,732	$955,623

*	Represents cumulative appreciation on futures contracts as reported in the Schedule of Investments.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended December 31, 2023:

Derivative Investment Type	Location of Gain/Loss on Derivative
Futures Contracts	Net realized gain from futures
Net change in unrealized appreciation on futures
Swaps	Net change in unrealized appreciation on swaps
14

OnTrack Core Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

The following is a summary of the Fund’s realized gain/(loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended December 31, 2023:

Realized gain on derivatives recognized in the Statement of Operations
			Total for the Year Ended
Derivative Investment Type	Equity Risk		December 31, 2023
Futures	$165,886		$165,886
Total	$165,886		$165,886

Changes in unrealized appreciation on derivatives recognized in the Statement of Operations
			Total for the Year Ended
Derivative Investment Type	Equity Risk	Interest Rate Risk	December 31, 2023
Futures	$466,106	$322,097	$788,203
Swaps	$107,785	$59,635	$167,420
Total	$573,891	$381,732	$955,623

The notional value of the derivative instruments outstanding as of December 31, 2023 as disclosed in the Schedule of Investments and the changes in unrealized gains on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

5.	RISKS

Futures Contracts – The Fund is subject to equity and interest rate risk in the normal course of pursuing its investment objective. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Swap Contracts – The Fund is subject to equity price risk, interest rate risk, credit risk and counterparty risk in the normal course of pursuing its investment objective. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector on

15

OnTrack Core Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

underlying fund). Most equity swap agreements entered into by the Fund calculate the obligations of the parties on a “net basis”. Consequently, the Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. The Fund’s obligations are accrued daily (offset by any amounts owed to the Fund).

The Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Fund will typically enter into equity swap agreements in instances where the advisor believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

The Fund may enter into credit default swaps (“CDS”). CDS are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The Fund may enter into Interest Rate Swaps. Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The Fund collateralizes swap agreements with money market investments as indicated on the Schedule of Investments. Such collateral is held for the benefit of the counterparty in a segregated account at the Fund’s custodian to protect the counterparty against non-payment by the Fund. The Fund does not net collateral. In the event of a default by the counterparty, the Fund will seek return of this collateral and may incur certain costs exercising its rights with respect to the collateral. Under the tri-party agreement, the amount lost would be profits on the swap that had not yet been moved to the custody bank under the tri-party arrangements. Amounts expected to be owed to the Fund may be collateralized either directly with the Fund or in a segregated account at the custodian.

The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty to the extent that posted collateral is insufficient. The Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Advisor. The financial statements of these counterparties may be available by accessing the SEC’s website, at www.sec.gov.

16

OnTrack Core Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern Over-the-Counter (“OTC”) financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreements. Any election to early terminate could be material to the financial statements.

Exchange-Traded Funds (“ETFs”) – The Fund may invest in ETFs. ETFs are typically a type of index bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Mutual Fund and Exchange Traded Notes (“ETNs”) Risk: Mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Fund. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the Schedule of Investments. The prices of derivative instruments, including swaps and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. A Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the Schedule of Investments.

Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Counterparty Risk: The Fund invests in derivative instruments (the “Product”) issued for the Fund by Barclays Bank (“Barclays”). If Barclays becomes insolvent, Barclays may not be able to make any payments under the Product and investors may lose their Fund capital invested in the Product. A decline in Barclays financial standing is likely to reduce the market value of the Product and therefore the price the Fund may receive for the Product if it sells it in the market.

Liquidity Risk: Liquidity risk is the risk that the Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result, the Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Fund does not anticipate any material losses as a result of liquidity risk.

17

OnTrack Core Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

6.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisors Preferred LLC (“Advisor”), serves as investment Advisor to the Fund. The Advisor has engaged Price Capital Management, Inc. (the “Sub-Advisor”) to serve as the sub-advisor to the Fund.

Pursuant to an advisory agreement with the Trust, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor computed and accrued daily and paid monthly at an annual rate of 2.50% of the Fund’s average daily net assets. Pursuant to the advisory agreement, the Advisor pays all operating expenses of the Fund, with the exception of shareholder servicing fees, 12b-1 fees, acquired fund fees and expenses, brokerage fees and commissions, borrowing costs (such as interest and dividends on securities sold short, if any) and extraordinary expenses. Pursuant to the advisory agreement, the Advisor received $2,001,009 in advisory fees for the year ended December 31, 2023.

Pursuant to a liquidity program administrator agreement with the Fund, the Advisor, provides a liquidity program administrator who, directs the operations of the Fund’s liquidity risk management program. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor out of pocket expenses and an annual fee of $9,000. Pursuant to the liquidity program administrator agreement, the Advisor earned $9,001 in fees for the year ended December 31, 2023.

Ultimus Fund Solutions, LLC (“UFS”), provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, UFS provides administration, fund accounting and transfer agent services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities. These expenses are the responsibility of the Advisor.

In addition, certain affiliates of UFS provide services to the Fund as follows:

BluGiant, LLC (“Blu Giant”), an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. These expenses are the responsibility of the Advisor.

The Trust has adopted a Distribution Plan and Agreement (the “Rule 12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Advisor Class shares pursuant to which the Fund pays fees to Ceros Financial Services, Inc. (“Ceros” or “Distributor”), a registered broker/dealer and an affiliate of the Advisor, to provide distribution and/or shareholder services to the Fund. Under the Rule 12b-1 Plan, Advisor Class shares of the Fund may pay an account maintenance fee for account maintenance services and/or distribution fee at an annual rate of up to 0.25% of the Fund’s average net assets attributable to Advisor Class shares as compensation for the Distributor providing account maintenance and distribution services to shareholders. The Rule 12b-1 Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. During the year ended December 31, 2023, pursuant to the Rule 12b-1 Plan, the Advisor Class paid $22,055 which was paid out to brokers and dealers.

The Trust has adopted a Shareholder Services Plan under the 1940 Act for the Fund’s Investor Class pursuant to which the Fund pays fees to the Distributor for providing administrative shareholder services and/or account maintenance services at an annual rate of up to 0.25% (currently set at 0.07%) of the Fund’s average net assets attributable to Investor Class shares. During the year ended December 31, 2023, pursuant to the Shareholder Services Plan, the Investor Class paid $49,853 which was paid out to brokers and dealers.

Each Trustee who is not an “interested person” of the Trust or Advisor is compensated at a rate of $72,000 per year plus $2,500 minimum per meeting for certain special meetings, which varies based on the matters submitted, as well as for reimbursement for any reasonable expenses incurred attending the meetings, paid quarterly. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.

18

OnTrack Core Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

None of the executive officers receive compensation from the Trust. Interested trustees of the Trust are also officers or employees of the Advisor and its affiliates. The Advisor pays trustee fees.

During the year ended December 31, 2023, Ceros executed trades on behalf of the Fund and received $41,649 in trade commissions.

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities and owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and (depreciation) at December 31, 2023, were as follows:

Tax	Gross Unrealized	Gross Unrealized	Net Unrealized
Cost	Appreciation	(Depreciation)	Depreciation
$63,178,792	$1,712,266	$—	$1,712,266

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2023, and December 31, 2022, was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2023	December 31, 2022
Ordinary Income	$91,467	$1,491,198
Return of Capital	—	1,168
	$91,467	$1,492,366

As of December 31, 2023, the components of distributable earnings/(accumulated deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$2,619,500	$—	$—	$(12,486,088)	$—	$1,712,266	$(8,154,322)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized losses, and unrealized appreciation from investments is primarily attributable to the mark-to-market on Section 1256 contracts and swap contracts.

At December 31, 2023, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	CLCF Utilized
$12,486,088	$—	$12,486,088	$—
19

OnTrack Core Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of tax return updates related to partnership adjustments, resulted in reclassifications for the Fund for the fiscal year ended December 31, 2023 as follows:

Pain In	Accumulated
Capital	Deficit
$(2,037)	$2,037

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund pursuant to Section 2(a)(9) of the 1940 Act. As of December 31, 2023, National Financial Services LLC held approximately 85% of the Fund for the benefit of its customers.

10.	RECENT REGULATORY UPDATES

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of OnTrack Core Fund and
Board of Trustees of Advisors Preferred Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of OnTrack Core Fund (the “Fund”), a series of Advisors Preferred Trust, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Advisors Preferred, LLC since 2012.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
February 28, 2024

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

21

OnTrack Core Fund
EXPENSE EXAMPLE (Unaudited)
December 31, 2023

As a shareholder of OnTrack Core Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the OnTrack Core Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 through December 31, 2023.

Table 1. Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Table 2. Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the OnTrack Core Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Table 1
	Annualized	Beginning	Ending Account
Actual	Expense	Account Value	Value	Expenses Paid During Period *
Expenses	Ratio	7/1/2023	12/31/2023	7/1/2023-12/31/2023
Investor Class	2.63%	$1,000.00	$1,073.90	$13.75
Advisor Class	2.81%	$1,000.00	$1,073.10	$14.68
Table 2
Hypothetical	Annualized	Beginning	Ending Account
(5% return before	Expense	Account Value	Value	Expenses Paid During Period *
expenses)	Ratio	7/1/2023	12/31/2023	7/1/2023-12/31/2023
Investor Class	2.63%	$1,000.00	$1,011.95	$13.34
Advisor Class	2.81%	$1,000.00	$1,011.04	$14.24

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the numbers of days in the fiscal year (365).
22

Ontrack Core Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2023

Independent Trustees

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee During Past 5 Years
Charles R. Ranson Born: 1947	Trustee	Indefinite, since November 2012	Principal, Ranson & Associates (business consultancy) (Since 2003);	23	Northern Lights Fund Trust IV (40 series) (Since July 2015)
Felix Rivera Born: 1963	Trustee	Indefinite, since November 2012	Managing Partner, Independent Channel Advisors, LLC consultancy Practice), (since January 2011)	23	Centerstone Investors Trust (2 series) (2016 to 2021), Alpha Alternative Assets Fund (since November 2022), Roundhill ETF Trust (since October 2023)
David Feldman Born: 1963	Trustee	Indefinite, Since September 2017	Independent Consultant (since January 2015). Head of Intermediary Sales, Baron Capital Inc. (February 2010 to December 2014)	23	None

1.	Unless otherwise specified, the mailing address of each Trustee is c/o Advisors Preferred Trust, 1145 Research Blvd., Suite 530, Rockville, MD 20850.

2.	The “Fund Complex” consists of the series of the Trust.

AP 12/31/23 v1

23

Ontrack Core Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2023

Interested Trustees and Officers

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address [1] and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
Catherine Ayers-Rigsby(3) Born: 1948	Trustee, Chairperson , President	Indefinite; since November 2012	CEO, Advisors Preferred, LLC (since April 2011); President, Ceros Financial Services, Inc. (broker/dealer) (since August 2009) ; President, Atcap Partners, LLC (investment adviser) (since July 2011)	23	None
Brian S. Humphrey(4) Born: 1972	Trustee	Indefinite; since November 2012	Managing Director, Ceros Financial Services, Inc (since January 2011);	23	None
Christine Casares Born: 1975	Treasurer	One Year; since May 2019	Vice President, Tax Administration, Ultimus Fund Solutions, LLC (since January 2016); Assistant Vice President, Tax Administration (February 2012 – January 2016)	N/A	N/A
Angela Holland Born: 1970	Chief Compliance Officer	One Year; since July 2020	Chief Compliance Officer, Advisors Preferred, LLC (since March 2022); Chief Compliance Officer, Ceros Financial Services, Inc. (since January 2016), Chief Compliance Office, AtCap Partners, LLC (investment adviser) (since March 2022) and Innovation X Advisors, Inc. (investment adviser) (since July 2022); Compliance Manager, Advisors Preferred, LLC (April 2012-March 2022); Compliance Manager, AtCap April 2012-March 2022)	N/A	N/A
Jimmy Chao Born: 1971	Assistant Treasurer	One Year; Since November 2017	Assistant Vice President, Fund Administration Ultimus Fund Solutions, LLC (since April 2012)	N/A	N/A
Jeff Meacham Born: 1976	Assistant Treasurer	One Year; since November 2021	Trader, Ceros Financial Services, Inc.	N/A	N/A
Daniel Gibson Born: 1984	Assistant Treasurer & Secretary	One Year; since November 2021; One Year; Since October 2022	Trader/Dealers & Commissions Specialist, Ceros Financial Services, Inc.	N/A	N/A
Teresa M. Ritchie Born: 1959	Assistant Secretary	One Year since October 2022	Legal Administration, Ultimus Fund Solutions, LLC since May 2012)	N/A	N/A

1.	The address of each Trustee is Advisors Preferred Trust, 1445 Research Blvd., Suite 530, Rockville, MD 20850. The address of D, Gibson, A. Holland and J. Meacham is Advisors Preferred Trust. The address of C. Casares, J. Chao, and T. Ritchie is Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

2.	The “Fund Complex” consists of the series of the Trust.

3.	Ms. Ayers-Rigsby is an interested Trustees because she is an officer of the Trust, an officer of the Trust’s investment adviser and an officer of the Trust’s principal underwriter.

4.	Mr. Humphrey is an interested Trustee because he is an officer of the Trust’s principal underwriter.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge by calling toll- free 1-855-747-9555.

AP 12/31/23 v1

24

PRIVACY NOTICE

Rev. May 2014

FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-855-747-9555
25

Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Advisors Preferred Trust doesn’t jointly market.

26

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-747-9555 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-747-9555.

INVESTMENT ADVISOR
Advisors Preferred LLC
1445 Research Blvd., Suite 530
Rockville, MD 20850

SUB-ADVISOR
Price Capital Management, Inc.
85 Chanteclaire Circle
Gulf Breeze, FL 32561

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

ONTRACK-AR23

(b) Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Felix Rivera is the audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rivera is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2023 - $17,250

2022 - $16,500

(b)	Audit-Related Fees

2023 – None

2022 - None

(c)	Tax Fees

2023 - $3,000

2022 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2023 – None

2022 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

	2023	2022
Audit-Related Fees:	100%	100%
Tax Fees:	100%	100%
All Other Fees:	100%	100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023 - $3,000

2022 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Preferred Trust

By (Signature and Title)

/s/ Catherine Ayers-Rigsby

Catherine Ayer-Rigsby, President/Principal Executive Officer

Date 3/4/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Catherine Ayers-Rigsby

Catherine Ayers-Rigsby, President/Principal Executive Officer

Date 3/4/24

By (Signature and Title)

/s/ Christine Casares

Christine Casares, Treasurer/Principal Financial Officer

Date 3/4/24